                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: January 25, 2001


                               CHASE FUNDING, INC.
            (formerly known as "Chemical Mortgage Securities, Inc.")
         ---------------------------------------------------------------
                           (Exact Name of Registrant)


         New York                    333-64131                 13-3436103
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                           Identification No.)


                343 Thornall Street, Edison, NJ                        08837
                ----------------------------------------------     -------------
                (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (732) 205-0600

Item 5.  Other Events:


         On or about January 25, 2001, Chase Funding, Inc. (the "Depositor") made the distributions to holders of its Mortgage Loan Asset-Backed Certificates, Series 1999-1, Series 1999-2, Series 1999-3, Series 1999-4, Series 2000-1, Series 2000-2 and Series 2000-3 contemplated by the applicable Pooling and Servicing Agreement for such Series (collectively, the "Pooling and Servicing Agreement").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreement are being filed as exhibits to this Current Report on Form 8-K.

         On December 31, 2000, J.P. Morgan & Co. Incorporated and The Chase Manhattan Corporation completed their merger, with the surviving corporation being named J.P. Morgan Chase & Co. ("J.P. Morgan Chase"). The Chase Manhattan Bank ("Chase"), Chase Manhattan Bank USA, National Association ("Chase USA") and Morgan Guaranty Trust Company of New York are subsidiaries of J.P. Morgan Chase.

         During the fourth quarter of 2000, J.P. Morgan Chase implemented a revised policy for consumer loan charge-offs to conform with a policy statement adopted by the Federal Financial Institutions Examination Council ("FFIEC"). The FFIEC policy, originally issued in February 1999, established uniform guidelines for the charge-off of consumer loans to delinquent, bankrupt, deceased and fraudulent borrowers. In connection with the implementation of this policy, J.P. Morgan Chase took a $93 million charge-off for credit card, auto finance and mortgage loans on a managed basis (i.e., including securitizations) in the fourth quarter of 2000. The Depositor does not believe that the revised charge-off policy will materially affect the interests of holders of the certificates.


Item 7(c).  Exhibits

                  Exhibits          Description
                  --------          -----------

                  20.1 Monthly Reports with respect to the January 25, 2001 distribution

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: January 30, 2001

                                             THE CHASE MANHATTAN BANK,
                                             As Paying Agent, on behalf of
                                             Chase Funding, Inc.


                                             By: /s/ Andrew M. Cooper
                                             -----------------------------------
                                             Name: Andrew M. Cooper
                                             Title: Trust Officer

                                    INDEX TO EXHIBITS
                                    ----------------------------

Exhibit No.                         Description
---------------                     -----------------
20.1                                Monthly Reports with respect to the
                                    distribution to certificateholders on
                                    January 25, 2001.